SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2001


                               4net Software, Inc.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                       33-13110                    11-2831380
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

            10 South Street, Suite 202, Ridgefield, Connecticut 06877
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 894-9755
                  ---------------------------------------------
              (Registrant's Telephone Number, including area code)


                               4networld.com, Inc.
              900 Third Avenue, Suite 201, New York, New York 10022
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On February 20, 2001, the Board of Directors of 4networld.com, Inc. (the "Company") authorized and approved the upstream merger of 4net Software, Inc., the Company's wholly owned subsidiary, with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware (the "Merger"). The Merger became effective on March 1, 2001, when the Company filed a Certificate of Ownership and Merger with the Delaware Secretary of State. A copy of the Company's Certificate of Ownership and Merger is attached hereto as
Exhibit 3.5.

         As a result of the Merger, the Company is the surviving corporation. Accordingly, the Certificate of Incorporation and By-Laws of the Company remain in full force and effect, except for the name change discussed below, and there is no change in the officers and directors of the Company. The rights and preferences of the holders of the Company's common stock are not changed or effected by the Merger. The issued shares of the Company's common stock were not converted in any manner, and each share of the Company's common stock which was issued as of the effective date of the Merger continues to represent one share of common stock of the Company.

         In connection with the Merger, and as authorized by Section 253(b) of the General Corporation Law of the State of Delaware, the Company changed its name from 4networld.com, Inc. to 4net Software, Inc. The purpose of the name change was to better reflect the operating business of the Company and to assist in the Company's corporate acquisition strategy. The Company's stockholders may, but are not required to, exchange their stock certificates for new certificates which reflect the Company's new name. As a result of the name change, beginning on March 8, 2001, the Company's common stock will trade on the OTC BB under the new trading symbol FNSI.

         The Merger is intended to, among other things, improve management efficiency, simplify accounting and financial reporting, and reduce the Company's administrative expenses. On March 7, 2001, the Company issued a press release announcing the Merger, name change and new trading symbol. A copy of that press release is attached hereto as Exhibit 99.1.

         Certain of the statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Financial Statements of Business Acquired

                Not Applicable

         (b)    Pro Forma Financial Information

                Not Applicable

         (c)    Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
---------         ---------------
3.5               Certificate of Ownership and Merger dated February 27, 2001.

99.1              Press Release of the registrant dated March 7, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               4net Software, Inc.
                                  (Registrant)

                                         By: /s/ STEVEN N. BRONSON
                                             -------------------------------
                                             Steven N. Bronson,
                                             CEO and President

Dated: March 13, 2001

                                  Exhibit Index

Exhibit           Description
---------         ---------------
3.5               Certificate of Ownership and Merger dated February 27, 2001.

99.1              Press Release of the registrant dated March 7, 2001.